                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement

       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                            TEAM AMERICA CORPORATION
                                (Name of Issuer)

                            TEAM AMERICA CORPORATION
                      (Name of Person(s) Filing Statement)

                           COMMON STOCK, NO PAR VALUE
                         (Title of Class of Securities)

                                   878153 10 5
                      (CUSIP Number of Class of Securities)
                         ------------------------------

--------------------------------------------------------------------------------
               Kevin T. Costello                       (with copies to)
President, Chief Executive Officer and Director     Robert J. Tannous, Esq.
            TEAM America Corporation           Porter Wright Morris & Arthur LLP
          110 East Wilson Bridge Road                41 South High Street
            Worthington, Ohio 43085                Columbus, Ohio 43215-6194
                 (614) 848-3995                         (614) 227-1953
--------------------------------------------------------------------------------
(Name, Address and Telephone Number of Persons Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

   This statement is filed in connection with (check the appropriate box):
a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13E-3(c) under the Securities Exchange Act of 1934.
b. / /  The filing of a registration statement under the Securities Act of 1933.
c. / /  A tender offer.
d. / /  None of the above.
   Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /X/

                            Calculation of Filing Fee
--------------------------------------------------------------------------------
         Transaction Valuation (1)              Amount of Filing Fee (1)
               $33,947,180                                    $6,790

--------------------------------------------------------------------------------
(1) Determined in accordance with Rule 0-11(d) of the Securities Exchange
    Act of 1934. The fee was computed on the basis of the purchase of 4,332,999 shares of Common Stock, no par value, of the Issuer at $7.75 per share and $366,438 of cash consideration payable in connection with the cancellation of in-the-money stock options.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of Filing.

                    Amount Previously Paid:       $6,790
                    Form or Registration No..     Schedule 14A
                    Filing Party:                 TEAM America Corporation
                    Date Filed:                   February 7, 2000
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

         The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14A filed by TEAM America Corporation with the Securities and Exchange Commission on the date hereof (the "Proxy"), of the information required to be included in response to the items of this statement. The information in the
Schedule 14A, which is attached hereto as Exhibit 17(d), is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Schedule 14A.

------------------------- --- ------------------------------------------------------------------------
ITEM IN                       WHERE LOCATED
SCHEDULE 13E-3                IN SCHEDULE 14A
------------------------- --- ------------------------------------------------------------------------
Items 1(c)-(d)                "SUMMARY--Market  Prices for Common  Stock and  Dividends"  and "MARKET
                              PRICES OF COMMON STOCK AND DIVIDENDS"
------------------------- --- ------------------------------------------------------------------------
Item 3(b)                     "SUMMARY--Background Of The Merger Transaction,"  "--Shareholder Voting
                              Agreement,"  "SPECIAL  FACTORS--Interests  of Directors And Officers In
                              The Merger That Are Different  From Your Interests Or Which May Present
                              Conflicts  Of  Interest,"  "--Background  Of The  Merger  Transaction,"
                              "--Opinion Of TEAM America's Financial Advisor,"  "--Certain Effects Of
                              The  Merger,"  "THE  MERGER  --Financing"  and  "--Shareholder   Voting
                              Agreement"
------------------------- --- ------------------------------------------------------------------------
Item 4(a)                     "SUMMARY," "SPECIAL FACTORS" and "THE MERGER"

Item 4(b)                     "SUMMARY--Purpose  And Reasons of GES And The  Continuing  Shareholders
                              For Merger Transaction,"  "--Interests Of Directors And Officers In The
                              Merger  That Are  Different  From Your  Interests  Or Which May Present
                              Conflicts Of Interest,"  "SPECIAL  FACTORS--Interests  Of Directors And
                              Officers In The Merger That Are Different  From Your Interests Or Which
                              May  Present  Conflicts  Of  Interest"  and  "--Certain  Effects Of The
                              Merger"
------------------------- --- ------------------------------------------------------------------------
Item 5(a)                     "SUMMARY--The   Proposal,"  "--Purpose  And  Reasons  Of  GES  And  The
                              Management  Group  For  The  Merger  Transaction,"  "--Purpose  Of  The
                              Special  Meeting,"   "SPECIAL   FACTORS--Interests   Of  Directors  And
                              Officers In The Merger That Are Different  From Your Interests Or Which
                              May Present  Conflicts  Of  Interest"  and "THE  MERGER--Conversion  Of
                              Securities"
------------------------- --- ------------------------------------------------------------------------
Item 5(c)                     "SUMMARY--Interests  Of  Directors  And Officers In The Merger That Are
                              Different  From  Your  Interests  Or Which  May  Present  Conflicts  Of
                              Interests"  and "SPECIAL  FACTORS--Interests  Of Directors And Officers
                              In The  Merger  That Are  Different  From Your  Interests  Or Which May
                              Present Conflicts Of Interest--Employment Agreements"

Item 5(d)                     "SUMMARY--Financing Of The Merger," and "THE MERGER--Financing"
------------------------- --- ------------------------------------------------------------------------


------------------------- --- ------------------------------------------------------------------------
Items 5(f) and (g)            "SUMMARY--Certain  Effects Of The Merger" and "SPECIAL FACTORS--Certain
                               Effects Of The Merger"
------------------------- --- ------------------------------------------------------------------------
Item 6(a)                     "SUMMARY--Financing Of The Merger" and "THE MERGER--Financing"

Item 6(b)                     "THE MERGER--Expenses"
------------------------- --- ------------------------------------------------------------------------
Item 6(c)                     "SUMMARY--Financing Of The Merger" and "THE MERGER--Financing"
------------------------- --- ------------------------------------------------------------------------
Items 7(a)-(c)                "SUMMARY--Background  Of The Merger  Transaction,"  "--The  Independent
                              Directors'  And Board Of  Directors'  Recommendation,"  "--Purpose  And
                              Reasons Of GES And The  Management  Group For The Merger  Transaction,"
                              "SPECIAL  FACTORS--Background  Of The Merger  Transaction,"  "--Certain
                              Effects  Of The  Merger"  and  "--Purpose  And  Reasons  Of GES And The
                              Management Group For The Merger Transaction"
------------------------- --- ------------------------------------------------------------------------
Item 7(d)                     "SUMMARY--Certain   Effects  Of  The  Merger,"  "--Federal  Income  Tax
                              Considerations,"  "--Rights Of Dissenting Shareholders,"  "--Accounting
                              Treatment,"   "THE   MERGER--Accounting    Treatment,"   "--Dissenters'
                              Rights," "SPECIAL  FACTORS--Certain  Effects Of The Merger," "--Conduct
                              Of  TEAM  America's   Business  After  The  Merger,"   "--Interests  Of
                              Directors And Officers That Are Different  From Your Interests Or Which
                              May Present Conflicts of Interest," "THE MERGER  --Indemnification  And
                              Insurance,"   "FEDERAL   INCOME  TAX   CONSIDERATIONS"   and   "PENDING
                              LITIGATION RELATED TO THE MERGER"
------------------------- --- ------------------------------------------------------------------------
Items 8(a)-(b) and (d)-(f)    "INTRODUCTION,"   "SUMMARY--Background   Of  The  Merger  Transaction,"
                              "--The Independent Directors' And Board Of Directors'  Recommendation,"
                              "--Opinion  Of  TEAM  America's  Financial  Advisor,"   "--Purpose  And
                              Reasons Of GES And The  Management  Group For The Merger  Transaction,"
                              "--Position  Of The  Management  Group  As To  Fairness  Of The  Merger
                              Transaction" and "SPECIAL FACTORS"
------------------------- --- ------------------------------------------------------------------------
Item 8(c)                     "SUMMARY--Vote  Required"  and  "THE  PROPOSAL--Vote  Required;  Record
                              Date"
------------------------- --- ------------------------------------------------------------------------
Items 9(a)-(c)                "SUMMARY--Opinion  Of TEAM  America's  Financial  Advisor" and "SPECIAL
                              FACTORS--Opinion Of TEAM America's Financial Advisor"
------------------------- --- ------------------------------------------------------------------------
Items 10(a) and (b)           "PRINCIPAL   SHAREHOLDERS   AND   SHARE   OWNERSHIP   OF   MANAGEMENT,"
                              "SUMMARY--Shareholder  Voting  Agreement,"  "THE  MERGER--Treatment  Of
                              Stock Options,"  "--Financing Of The Merger" and "--Shareholder  Voting
                              Agreement"
------------------------- --- ------------------------------------------------------------------------


------------------------- --- ------------------------------------------------------------------------
Item 11                       "SUMMARY--Shareholder  Voting Agreement," "--Interests Of Directors And
                              Officers In The Merger That Are Different  From Your Interests Or Which
                              May Present  Conflicts Of  Interest,"  "SPECIAL  FACTORS--Interests  Of
                              Directors  And  Officers  In The Merger  That Are  Different  From Your
                              Interests Or Which May Present  Conflicts Of Interest,"  "--Purpose And
                              Reasons Of GES And The  Management  Group For The Merger  Transaction,"
                              "THE  MERGER--Treatment  Of Stock  Options" and  "--Shareholder  Voting
                              Agreement"
------------------------- --- ------------------------------------------------------------------------
Items 12(a) and (b)           "SUMMARY--Purpose   Of  The  Special   Meeting,"   "--Vote   Required,"
                              "--Purpose And Reasons Of GES And The  Management  Group For The Merger
                              Transaction,"  "--Shareholder  Voting  Agreement,"  "--Position  Of The
                              Management  Group As To Fairness Of The Merger  Transaction,"  "SPECIAL
                              FACTORS--Background   Of  The  Merger  Transaction,"   "--Interests  Of
                              Directors  And  Officers  In The Merger  That Are  Different  From Your
                              Interests  Or Which May  Present  Conflicts  Of  Interest--Post  Merger
                              Transaction  Ownership Of TEAM America,"  "--Position Of The Management
                              Group As To Fairness Of The Merger  Transaction" and "--Certain Effects
                              Of The Merger"

Item 13(a)                    "SUMMARY--Rights     Of     Dissenting      Shareholders,"     "SPECIAL
                              FACTORS--Position  Of The Management Group As To Fairness Of The Merger
                              Transaction" and "THE MERGER--Dissenters' Rights"

Item 14(a)                    "Summary--Summary Of Selected Consolidated Financial Data"

Item 15(a)                    "SUMMARY--Interests  Of  Directors  And Officers In The Merger That Are
                              Different  From  Your  Interests  Or Which  May  Present  Conflicts  Of
                              Interest" and "SPECIAL  FACTORS--Interests Of Directors And Officers In
                              The Merger That Are Different  From Your Interests Or Which May Present
                              Conflicts Of Interest--Employment Agreements"
------------------------- --- ------------------------------------------------------------------------
Item 15(b)                    "PROXY SOLICITATION"
------------------------- --- ------------------------------------------------------------------------

         This Rule 13E-3 Transaction Statement (the "Statement") relates to the Agreement and Plan of Merger dated February 7, 2000 (the "Agreement"), a copy of which is attached as Appendix A to the Schedule 14A (the "Schedule 14A") filed by the Issuer with the Securities and Exchange Commission on the date hereof. All references below to the "Proxy" are references to the Schedule 14A. Pursuant to the Agreement, TEAM Acquisition, Inc. ("TAI"), an Ohio corporation (the "Purchaser") and wholly owned subsidiary of Global Employment Solutions, Inc. ("GES"), a Colorado corporation (the "Parent"), will be merged with and into TEAM America Corporation, an Ohio corporation (the "Issuer"), and all outstanding shares of Common Stock (except for 750,000 shares of Common Stock held by certain shareholders of the Company), no par value, of the Issuer (the "Common Stock"), will be canceled and exchanged for the right to receive $7.75 per share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Agreement.

ITEM 1.                    ISSUER AND CLASS OF SECURITY SUBJECT TO THE
                           TRANSACTION

         (a) The name of the issuer is TEAM America Corporation, an Ohio corporation (also referred to as the "Company"). The address of the Company's principal executive offices is 110 East Wilson Bridge Road, Worthington, Ohio 43085. The class of equity securities to which this statement relates is Common Stock, no par value, of the Company.

         (b) The title of the Securities subject to the transaction is Common Stock, no par value. As of February 7, 2000 there were approximately 4,332,999 shares of Common Stock outstanding. As of February 7, 2000, there were approximately 158 record holders of Common Stock.

         (c)-(d) The information set forth in the Proxy under the headings "SUMMARY--Market Prices For Common Stock And Dividends" and "MARKET PRICES OF COMMON STOCK AND DIVIDENDS" is incorporated herein by reference.

         (e) The Company consummated an initial public offering of 1,250,000 shares of Common Stock on December 10, 1996. The offering price per share of Common Stock sold in the initial public offering was $12.00 and the aggregate proceeds to the Company equaled $13,912,500.

         (f)               Not applicable.

ITEM 2.                    IDENTITY AND BACKGROUND

         (a)-(d),(g)       This Statement is filed by the Company. The
                           Company is the issuer of the Common Stock subject to the Rule 13e-3 transaction. The information set forth in the Company's Definitive Proxy Statement on
                           Schedule 14A, as filed with the Securities and Exchange Commission on April 21, 1999 in conjunction with the 1999 Annual Meeting of Shareholders, under the heading "INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS" is hereby incorporated by reference pursuant to General Instruction D of Schedule 13E-3.

         (e)               Not Applicable.

         (f)               Not Applicable.

ITEM 3.                    PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

         (a)(1)            Not Applicable.

         (a)(2)            Not Applicable.

         (b) The information set forth in the Proxy under the headings "SUMMARY--Background Of The Merger Transaction," "--Shareholder Voting Agreement," "SPECIAL FACTORS--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest," "--Background Of The Merger Transaction," "--Opinion Of TEAM America's Financial Advisor," "Certain Effects Of The Merger," "THE MERGER--Financing" and "--Shareholder Voting Agreement" is incorporated herein by reference. The information set forth in the Company's Definitive

                           Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 21, 1999 in conjunction with the 1999 Annual Meeting of Shareholders, under the heading "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS" is hereby incorporated by reference pursuant to General Instruction D of Schedule 13E-3.

ITEM 4.                    TERMS OF THE TRANSACTION

         (a) The information set forth in the Proxy under the headings "SUMMARY," "SPECIAL FACTORS" and "THE MERGER" is incorporated herein by reference.

         (b) The information set forth in the Proxy under the headings "SUMMARY--The Purpose And Reasons of GES And The Management Group For the Merger Transaction," "--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest," "SPECIAL FACTORS--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest" and "--Certain Effects Of The Merger" is incorporated herein by reference.

ITEM 5.                    PLANS AND PROPOSALS OF THE ISSUER OR AFFILIATE

         (a) The information set forth in the Proxy under the headings "SUMMARY--The Proposal," "--Purpose And Reasons Of GES And The Management Group For The Merger Transaction," "--Purpose Of The Special Meeting," "SPECIAL FACTORS--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest" and "THE MERGER--Conversion Of Securities" is incorporated herein by reference.

         (b)               Not applicable.

         (c) Upon consummation of the Rule 13e-3 transaction, the current board of directors of the Company shall resign and the current board of directors of TAI shall become the board of directors of the surviving entity. The information set forth in the Proxy under the headings "SUMMARY--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest" and "SPECIAL FACTORS--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest--Employment Agreements" is incorporated herein by reference.

         (d) The information set forth in the Proxy under the headings "SUMMARY--Financing Of The Merger" and "THE MERGER--Financing" is incorporated herein by reference.

         (e)               Not applicable.

         (f)-(g) The information set forth in the Proxy under the heading "SUMMARY--Certain

                           Effects Of The Merger" and "SPECIAL FACTORS--Certain Effects Of The Merger" is incorporated herein by reference.

ITEM 6.                    SOURCE AND AMOUNT OF FUNDS AND OTHER CONSIDERATION

         (a) The information set forth in Proxy under the headings "SUMMARY--Financing Of The Merger" and "THE MERGER--Financing" is incorporated herein by reference.

         (b) The information set forth in the Proxy under the headings "THE MERGER--Financing--Expenses Of The Transaction" is incorporated herein by reference.

         (c) The information set forth in the Proxy under the headings "SUMMARY--Financing Of The Merger" and "THE MERGER--Financing" is incorporated by reference.

         (d)               Not applicable.

ITEM 7.                    PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS

         (a)-(c) The information set forth in the Proxy under the headings "SUMMARY--Background Of The Merger Transaction," "--The Independent Directors' And Board Of Directors' Recommendation," "--Purpose And Reasons Of GES And The Management Group For The Merger Transaction," "SPECIAL FACTORS--Background of the Merger Transaction," "--Certain Effects Of The Merger" and "--Purpose And Reasons Of GES And The Management Group For The Merger Transaction" is incorporated herein by reference.

         (d) The information set forth in the Proxy under the headings "SUMMARY--Certain Effects Of The Merger," "--Federal Income Tax Considerations," "--Rights Of Dissenting Shareholders," "--Accounting Treatment," "THE MERGER--Accounting Treatment," "SPECIAL FACTORS--Certain Effects Of The Merger," "--Conduct Of TEAM America's Business After The Merger," "--Interests of Directors And Officers That Are Different From Your Interests Or Which May Present Conflicts of Interest," "THE MERGER--Indemnification And Insurance," "FEDERAL INCOME TAX CONSIDERATIONS" and "PENDING LITIGATION RELATED TO THE MERGER" is incorporated herein by reference.

 ITEM 8. FAIRNESS OF THE TRANSACTION

          (a)-(b),(d)-(f)  The information set forth in the Proxy under the headings "INTRODUCTION," "SUMMARY--Background Of The Merger Transaction," "--The Independent Directors' And Board Of Directors' Recommendation," "--Opinion Of TEAM America's Financial Advisor," "--Purpose And Reasons Of GES And The Management Group For The Merger Transaction," "--Position Of The Management Group As To Fairness Of The Transaction" and "SPECIAL FACTORS" is incorporated herein by reference.

         (c) The information set forth in the Proxy under the headings "SUMMARY--Vote Required" and "THE PROPOSAL--Vote Required; Record Date" is incorporated herein by reference.

ITEM 9.                    REPORTS, OPINIONS, APPRAISALS AND CERTAIN
                           NEGOTIATIONS

         (a)-(c) The information set forth in the Proxy under the headings "SUMMARY--Opinion Of TEAM America's Financial Advisor" and "SPECIAL FACTORS--Opinion Of TEAM America's Financial Advisor" is incorporated herein by reference.

ITEM 10.                   INTEREST IN SECURITIES OF THE ISSUER

         (a)-(b) The information set forth in the Proxy under the headings "PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF MANAGEMENT," "SUMMARY--Shareholder Voting Agreement," "THE MERGER--Treatment Of Stock Options," "--Financing Of The Merger" and "--Shareholder Voting Agreement" is incorporated herein by reference. The Shareholder Voting Agreement dated February 7, 2000 between TEAM Acquisition, Inc. and TEAM America Corporation (a copy of which is attached as Appendix C to the Proxy) is also incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO ISSUER'S SECURITIES

                           The information set forth in the Proxy under the headings "SUMMARY--Shareholder Voting Agreement," "--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest," "SPECIAL FACTORS--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest," "--Purpose And Reasons Of GES And The Management Group For The Merger Transaction," "THE MERGER--Treatment Of Stock Options" and "--Shareholder Voting Agreement" is incorporated herein by reference. The Shareholder Voting Agreement dated February 7, 2000 between TEAM Acquisition, Inc. and TEAM America Corporation (a copy of which is attached as Appendix C to the Proxy) are each incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION

         (a)-(b) The information set forth in the Proxy under the headings "SUMMARY--Purpose Of The Special Meeting," "--Vote Required," "--Purpose And Reasons Of GES And The Management Group For The Merger Transaction," "--Shareholder Voting Agreement," "--Position Of The Management Group As To Fairness Of The Merger Transaction," "SPECIAL FACTORS--Background of the Merger Transaction," "--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest--Post Merger Transaction Ownership Of TEAM America," "--Position Of The Management Group As To Fairness Of The Merger Transaction" and "--Certain Effects Of The Merger" is incorporated herein by reference.

ITEM 13.                   OTHER PROVISIONS OF THE TRANSACTION
         (a) The information set forth in the Proxy under the headings "SUMMARY--Rights Of Dissenting Shareholders," "SPECIAL FACTORS--Position Of The Management Group As To Fairness Of The Merger Transaction" and "THE MERGER--Dissenters' Rights" is incorporated herein by reference. The information set forth in Appendix D to the Proxy is also incorporated herein by reference.

         (b)-(c)           Not applicable.

ITEM 14.                   FINANCIAL INFORMATION

         (a) The information set forth in the Proxy under the headings "SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA" and "SELECTED CONSOLIDATED FINANCIAL DATA" is incorporated herein by reference. The information set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 under the heading "FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA" is also incorporated herein by reference.

         (b)               Not applicable.

ITEM 15.                   PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

         (a) The information set forth in the Proxy under the headings "SUMMARY--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest" and "SPECIAL FACTORS--Interests Of Directors And Officers In The Merger That Are Different From Your Interests Or Which May Present Conflicts Of Interest--Employment Agreements" is incorporated herein by reference.

         (b) The information set forth in the Proxy under the heading "PROXY SOLICITATION" is incorporated herein by reference.

ITEM 16.                   ADDITIONAL INFORMATION

                           All information set forth in the Proxy and exhibits thereto which is not otherwise incorporated in this Statement by reference is hereby incorporated herein by reference.

ITEM 17.                   MATERIAL TO BE FILED AS EXHIBITS

         (a)(1)            Commitment Letter of Reliastar Financial Corporation

         (a)(2)            Commitment Letter of Rocky Mountain Mezzanine Fund II

         (a)(3)            Commitment Letter of LaSalle Bank N.A.

         (b) Fairness Opinion of TEAM America's Financial Advisor (incorporated herein by reference to Appendix B to the Schedule 14A filed by TEAM America Corporation on February 7, 2000)

         (c)(1) Agreement and Plan of Merger dated February 7, 2000 by and between TEAM America Corporation and TEAM Acquisition, Inc. (incorporated herein by reference to Appendix A to the Schedule 14A filed by TEAM America Corporation on February 7, 2000)

         (c)(2) Shareholder Voting Agreement dated February 7, 2000 between TEAM Acquisition, Inc. and the shareholders of TEAM America Corporation identified on Schedule I thereto (incorporated herein by reference to Appendix C to the Schedule 14A filed by TEAM America Corporation on February 7, 2000)

         (d)(1)            Schedule 14A (including all appendices
                           thereto) filed by TEAM America Corporation on February 7, 2000 is incorporated herein by reference

         (d)(2) TEAM America Corporation Annual Report on Form 10-K for the fiscal year ended March 27, 1999 is incorporated herein by reference

         (d)(3) TEAM America Corporation Amended Annual Report on Form 10K/A for the fiscal year ended March 27, 1999 is incorporated herein by reference

         (d)(4) TEAM America Corporation Definitive Proxy Statement on Schedule 14A filed on April 21, 1999 is incorporated herein by reference

         (e) Summary of Appraisal Rights (incorporated herein by reference to the Schedule 14A filed by TEAM America Corporation on February 7, 2000 under the heading "THE MERGER --Dissenters' Rights" and by reference to Appendix D to such Schedule 14A)

         (f)               Not Applicable


                                   SIGNATURES

         After due inquiry, and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

                                               TEAM America Corporation


Dated:   February 7, 2000                      By:/s/ Kevin T. Costello
                                                  ------------------------------
                                                  Kevin T. Costello

                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER               DESCRIPTION
      -------              -----------

         (a)(1)            Commitment Letter of Reliastar Financial Corporation

         (a)(2)            Commitment Letter of Rocky Mountain Mezzanine Fund II

         (a)(3)            Commitment Letter of LaSalle Bank N.A.

         (b) Fairness Opinion of TEAM America's Financial Advisor (incorporated herein by reference to Appendix B to the Schedule 14A filed by TEAM America Corporation on February 7, 2000)

         (c)(1) Agreement and Plan of Merger dated February 7, 2000 by and between TEAM America Corporation and TEAM Acquisition, Inc. (incorporated herein by reference to Appendix A to the Schedule 14A filed by TEAM America Corporation on February 7, 2000)

         (c)(2) Shareholder Voting Agreement dated February 7, 2000 between TEAM Acquisition, Inc. and the shareholders of TEAM America Corporation identified on Schedule I thereto (incorporated herein by reference to Appendix C to Schedule 14A filed by TEAM America Corporation on February 7, 2000)

         (d)(1)            Schedule 14A filed by TEAM America
                           Corporation on February 7, 2000 is incorporated herein by reference

         (d)(2) TEAM America Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1998 is incorporated herein by reference

         (d)(3)            TEAM America Corporation Definitive Proxy
                           Statement on Schedule 14A filed on April 21, 1999 is incorporated herein by reference

         (e) Summary of Appraisal Rights (incorporated herein by reference to the Schedule 14A filed by TEAM America Corporation on February 7, 2000 under the heading "THE MERGER--Dissenters' Rights" and by reference to Appendix D to such Schedule 14A)

         (f)               Not Applicable